UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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SCHEDULE 14A INFORMATION

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Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Actinium Pharmaceuticals, Inc.
(Name of Registrant as Specified In Its Charter)

N/A
_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.
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November 5, 2025

Dear Fellow Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Actinium Pharmaceuticals, Inc. to be held at 9:30 a.m., Eastern Time, on November 26, 2025, at The Garden City Hotel, 45 Seventh St, Garden City, NY 11530.

Annual Meeting Details

Enclosed with this letter are your Notice of Annual Meeting of Stockholders (the “Notice of Annual Meeting”), proxy statement and proxy card. Also provided is the Company’s 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024. The proxy statement describes the business that will be acted upon at the Annual Meeting. Accordingly, we urge you to review the accompanying material carefully and to promptly return the enclosed proxy card or voting instruction form. Our proxy statement and the 2024 Annual Report are also available at https://web.viewproxy.com/actiniumpharma/2025.

You are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact our investor relations office by no later than November 20, 2025, by e-mail to investorrelations@actiniumpharma.com, mail to Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, New York 10017, or telephone at (646) 677-3875.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Annual Meeting please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting in person at the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is enclosed with the Notice of Annual Meeting. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person at the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting. On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting in person.

On behalf of the team at Actinium,

Sincerely,

/s/ Sandesh Seth
Sandesh Seth
Chairman and Chief Executive Officer

ACTINIUM PHARMACEUTICALS, INC.
100 Park Avenue, 23rd Floor
New York, New York 10017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Actinium Pharmaceuticals, Inc. (the “Company”) will be held on Wednesday, November 26, 2025, at 9:30 a.m. (Eastern Time) at The Garden City Hotel, 45 Seventh St, Garden City, NY 11530. You are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact our investor relations office by no later than November 20, 2025, by e-mail to investorrelations@actiniumpharma.com, mail to Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, New York 10017, or telephone at (646) 677-3875.

We are holding the Annual Meeting for the following purposes, which are more fully described in the accompanying proxy statement:

1.      To elect each of Ajit Shetty and June S. Almenoff as a Class III director to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until his or her successor is elected and qualified or until his or her earlier resignation or removal;

2.      To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

3.      To approve, on a non-binding advisory basis, the compensation of our named executive officers; and

4.      To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on the compensation of our named executive officers.

In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the Annual Meeting or any postponement thereof. After careful consideration, the Board of Directors unanimously recommends a vote “FOR” Proposals 1, 2 and 3 and “EVERY THREE YEARS” for Proposal 4.

Only stockholders of record as of October 15, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponement thereof. For ten calendar days prior to the Annual Meeting, a complete list of the stockholders entitled to vote at the Annual Meeting will be available during ordinary business hours at our principal executive offices for examination by any stockholder for any purpose relating to the Annual Meeting. If you want to inspect the stockholder list prior to the meeting, please contact us by e-mail to investorrelations@actiniumpharma.com or by mail to Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, New York 10017. The email should state the purpose of the request and provide proof of ownership of our voting securities as of the Record Date. Such list of stockholders will also be available during the Annual Meeting.

Your vote as an Actinium Pharmaceutical, Inc. stockholder is very important. With respect to all matters that will come before the Annual Meeting, each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date. For questions regarding your stock ownership, if you are a registered holder, you can contact our transfer agent, Securities Transfer Corporation, Issuer Services Department by phone at (469) 633-0101.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement of the Annual Meeting in person, we request that you vote via the Internet, by telephone, or by signing, dating and returning the enclosed proxy card to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of our Board of Directors,
/s/ Sandesh Seth
Chairman and Chief Executive Officer

New York, NY
November 5, 2025

Stockholders Should Read the Entire Proxy Statement Carefully Prior to Submitting Their Proxies

i

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

GENERAL

Unless the context otherwise requires, references in this proxy statement to “we,” “us,” “our,” “the Company,” or “Actinium” refer to Actinium Pharmaceuticals, Inc., a Delaware corporation, and its subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.001 per share.

The enclosed proxy is solicited on behalf of the Board of Directors of Actinium Pharmaceuticals, Inc. (the “Board”) for use at our 2025 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on November 26, 2025, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and at any postponement(s) of the Annual Meeting. Voting materials, including this proxy statement and proxy card, are dated November 5, 2025 and are expected to be first made available to stockholders on or about November 5, 2025.

The executive offices of the Company are located at, and the mailing address of the Company is 100 Park Avenue, 23rd Floor, New York, New York 10017.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE STOCKHOLDER MEETING TO BE HELD ON NOVEMBER 26, 2025:

This proxy statement, a form of the proxy card and our 2024 annual report to stockholders on Form 10-K (the “Annual Report”) are available for viewing, printing and downloading at https://web.viewproxy.com/actiniumpharma/2025 or by email at: requests@viewproxy.com. To view these materials, please have your control number available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery. Additionally, you can find a copy of our Annual Report, which includes our financial statements, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.actiniumpharma.com.

QuESTIONS AND ANSWERS

Following are some commonly asked questions raised by our stockholders and answers to each of those questions.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your shares at the Annual Meeting.

What may I vote on at the annual meeting?

At the Annual Meeting, stockholders will consider and vote upon the following matters:

Proposal 1:

To elect each of Ajit Shetty and June S. Almenoff as a Class III director to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until his or her successor is elected and qualified or until his or her earlier resignation or removal, (the “Director Election Proposal”); and

Proposal 2:	To ratify the appointment of CBIZ CPAs P.C., (“CBIZ”) as our independent registered public accounting firm for the fiscal year ending December 31, 2025, (the “Auditor Ratification Proposal”); and
Proposal 3:	To approve, on a non-binding advisory basis, the compensation of our named executive officers; and
Proposal 4:	To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on the compensation of our named executive officers; and

To consider and act upon any other business as may properly come before the Annual Meeting or any postponement thereof.

How does the Board recommend that I vote on the proposals?

Our Board unanimously recommends that the stockholders vote “FOR” Proposals 1, 2 and 3 and “EVERY THREE YEARS” for Proposal 4 at the Annual Meeting.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of the proxy materials (consisting of this proxy statement, the accompanying Notice, our 2024 Annual Report and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and also hold shares in a brokerage account, you will receive a copy of the proxy materials, including a proxy card, for shares held in your name and a voting instruction card for shares held in “street name.” Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all of your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is October 16, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, 31,195,891 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of stockholders?

Each holder of common stock is entitled to one vote per share of common stock on each matter to be acted upon at the Annual Meeting. Our Certificate of Incorporation, as amended (the “Charter”) does not provide for cumulative voting rights.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Securities Transfer Corporation, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. The Notice of Annual Meeting and the accompanying proxy materials have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice of Annual Meeting and the accompanying proxy materials would have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting.

What is a broker non-vote?

Broker non-votes occur when shares are held indirectly through a broker, bank or other intermediary on behalf of a beneficial owner (referred to as held in “street name”) and the broker submits a proxy but does not vote for a matter because the broker has not received voting instructions from the beneficial owner and either (i) the broker does not have discretionary voting authority on the matter or (ii) the broker chooses not to vote on a matter for which it has discretionary voting authority. Under the rules of the New York Stock Exchange that govern how brokers may vote shares for which they have not received voting instructions from the beneficial owner, brokers are permitted to exercise discretionary voting authority only on “routine” matters when voting instructions have not been timely received from a beneficial owner. Proposal 2 (the Auditor Ratification Proposal) is considered a “routine matter”. Therefore, if you do not provide voting instructions to your broker regarding such proposal, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 (the Director Election Proposal), Proposal 3 (the approval, on a non-binding advisory basis, of the compensation of our named executive officers) and Proposal 4 (the approval, on a non-binding advisory basis, of the frequency of holding future advisory votes on the compensation of our named executive officers).

How do I vote?

If you are a record holder, you may vote your shares at the Annual Meeting in person or by proxy. Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or withheld for the nominees for director or should be voted for, against, or abstained with respect to the ratification of the appointment of the Company’s independent registered public accountants. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our transfer agent, Securities Transfer Corporation, or you have stock certificates registered in your name, you may submit a proxy to vote:

•        By Internet or by telephone.    Stockholders may vote via the Internet at www.AALvote.com/atnm or by phone (as per instructions on the proxy card). You will need the control number included on your proxy card.

•        By mail.    If you received one or more printed proxy cards by mail, you can vote by mail by completing, signing, dating and returning the enclosed proxy card applicable to your class of stock in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board.

•        In person at the Annual Meeting.    If you attend the Annual Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. You are required to register in advance of the Annual Meeting if you plan to attend the Annual Meeting in person. If you wish to register in advance of the Annual Meeting, please contact our investor relations office by no later than November 20, 2025, by e-mail to investorrelations@actiniumpharma.com, mail to Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, New York 10017, or telephone at (646) 677-3875.

Telephone and Internet voting facilities for all stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on November 25, 2025.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or proxy card. By completing and submitting it, you will direct the proxies to vote your shares at the Annual Meeting in accordance with your instructions. The Board has appointed Sandesh Seth to serve as the proxy for the Annual Meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other nominee who is the holder of record), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•        By Internet or by telephone.    Follow the instructions you receive from the record holder to vote by Internet or telephone.

•        By mail.    You should receive instructions from the record holder explaining how to vote your shares.

•        In person at the Annual Meeting.    Contact the broker, bank or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the Annual Meeting. You will not be able to vote at the Annual Meeting unless you have a proxy card from your broker, bank or other nominee.

What happens if additional matters are presented at the Annual Meeting?

Other than the election of directors and the ratification of the appointment of our auditor, we are not aware of any other business to be acted upon at the annual meeting. If you grant a proxy, the person named as proxy holder, Sandesh Seth, our Chairman and Chief Executive Officer will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our Board on all matters and as the proxy holder may determine in his discretion with respect to any other matters properly presented for a vote before the Annual Meeting. If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. Proposal 2 (the Auditor Ratification Proposal) is considered a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposal 1 (the Director Election Proposal), Proposal 3 (the approval, on a non-binding advisory basis, of the compensation of our named executive officers) and Proposal 4 (the approval, on a non-binding advisory basis, of the frequency of holding future advisory votes on the compensation of our named executive officers). We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

What is the quorum requirement for the annual meeting?

On October 16, 2025, the Record Date for determining which stockholders are entitled to vote, there were 31,195,891 shares of our common stock outstanding, which is our only class of voting securities. Each share of common stock entitles the holder to one vote on matters submitted to a vote of our stockholders. The holders of at least thirty-four percent (34%) in voting power of our outstanding shares of common stock as of the Record Date must be present at the Annual Meeting (in person or represented by proxy) in order to hold the Annual Meeting and conduct business. This is called a quorum. Your shares will be counted for purposes of determining if there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting, if you are present and vote in person at the Annual Meeting or have properly submitted a proxy card or voted by fax, by phone or by using the Internet. Broker votes on routine proposals will be counted for purposes of determining whether a quorum is present.

Who counts the votes?

All votes will be tabulated by Gary Siegel, our Vice President, Controller, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

How can I change my vote after I return my proxy card?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may do this by signing a new proxy card with a later date, by voting on a later date by using the Internet (only your latest Internet proxy submitted prior to the Annual Meeting will be counted), or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote at the Annual Meeting or submit a notice of revocation to the Company addressed to Steve O’Loughlin, at the Company’s address above, which notice must be received before 5:00 p.m., Eastern Time, on November 25, 2025.

Is my vote confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our company or to third parties, except:

•        as necessary to meet applicable legal requirements;

•        to allow for the tabulation of votes and certification of the vote; and

•        to facilitate a successful proxy solicitation.

Any written comments that a stockholder might include on the proxy card will be forwarded to our management.

Where can I find the voting results of the Annual Meeting?

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by our Inspector of Elections and reported in a Current Report on Form 8-K which we will file with the SEC, within four business days of the date of the Annual Meeting.

How can I obtain a separate set of voting materials?

To reduce the expense of delivering duplicate voting materials to our stockholders who may have more than one Actinium Pharmaceuticals, Inc. stock account, we are delivering only one proxy statement to certain stockholders who share an address, unless otherwise requested. This practice, known as “householding.” If you share an address with another stockholder and have received only one proxy statement, you may write or call us to request to receive a separate proxy statement. Similarly, if you share an address with another stockholder and have received multiple copies of the proxy statement, you may write or call us at the address and phone number below to request delivery of a single copy of the proxy statement. For future annual meetings of stockholders, you may request separate proxy statements, or request that we send only one proxy statement to you if you are receiving multiple copies, by writing or calling us at:

Actinium Pharmaceuticals, Inc.
Attention: Steve O’Loughlin, Chief Financial Officer
100 Park Avenue, 23rd Floor
New York, New York 10017
Tel: (646) 677-3875

Stockholders who own shares through a bank, broker or other intermediary can request householding by contacting the intermediary.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to the address or phone number set forth above.

Who pays for the cost of this proxy solicitation?

Our Board is asking for your proxy, and we will pay the costs of the solicitation of proxies. We may also reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding the voting materials to their customers who are beneficial owners and obtaining their voting instructions. In addition to soliciting proxies by mail, our Board members, officers and employees may solicit proxies on our behalf, without additional compensation, personally, electronically or by telephone. In addition, we have retained Alliance Advisors, LLC (“Alliance”) to assist in the solicitation of proxies for a fee of $10,000 plus customary expenses.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company, as well as Alliance, the proxy solicitation firm hired by the Company, may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. The fees of Alliance as well as the reimbursement of expenses of Alliance will be borne by the Company. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

How can I obtain a copy of Actinium Pharmaceuticals, Inc.’s Annual Report?

This proxy statement and the Annual Report are available for viewing, printing and downloading at https://web.viewproxy.com/actiniumpharma/2025. To view these materials, please have your 11-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report, which includes our financial statements, for the fiscal year ended December 31, 2024 on the website of the SEC, at www.sec.gov, or in the “SEC Filings” section of the “Investors” section of our website at www.actiniumpharma.com. You may also obtain a printed copy of our Annual Report, including our financial statements, free of charge, from us by sending a written request to: Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, NY 10017, attention: Chief Financial Officer.

What is the voting requirement to elect directors?

Assuming the presence of a quorum, directors are elected by a plurality of the votes cast in person or by proxy at the Annual Meeting and entitled to vote on the Director Election Proposal. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the Annual Meeting. Withhold or broker non-votes will not affect the outcome of the election of directors.

What is the voting requirement to approve Proposal 2?

Assuming the presence of a quorum, Proposal 2 (the Auditor Ratification Proposal) will be approved if the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote thereon at the Annual Meeting is obtained. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 2. Brokers are considered “entitled to vote” because brokers have discretionary voting authority on Proposal 2. Because a broker non-vote is not an “affirmative vote,” a broker non-vote will have the effect of a vote against Proposal 2.

What is the voting requirement to approve Proposal 3?

Assuming the presence of a quorum, the advisory vote on the compensation of our named executive officers will be approved if the affirmative vote of the holders of a majority in voting power of the shares of stock represented in person or by proxy and entitled to vote thereon at the Annual Meeting is obtained. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 3. Broker non-votes will have no effect on Proposal 3.

What is the voting requirement to approve Proposal 4?

Assuming the presence of a quorum, the advisory vote on the frequency of holding a vote on the compensation of our named executive officers will be approved if the affirmative vote of the holders of a majority in voting power of the shares of stock which are present in person or by proxy and entitled to vote thereon at the Annual Meeting is obtained. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 4. Broker non-votes will have no effect on Proposal 4.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to our stockholders with any of the proposals described above to be brought before the Annual Meeting.

When will the next stockholder advisory vote on executive compensation occur?

At our 2019 annual meeting of stockholders, we submitted to stockholders an advisory vote on whether an advisory vote on executive compensation should be held every one, two, or three years. “Three years” was the frequency that received the highest number of votes. In light of such outcome, we hold an advisory vote on executive compensation every three years (including this year, with the last vote having occurred in 2022). The next “say-on-pay” vote is expected to occur at the annual meeting of our stockholders in 2028.

The next time we will submit to stockholders an advisory vote on the frequency of the advisory vote on executive compensation will be at the annual meeting of our shareholders in 2031.

How can I communicate with the non-employee directors on the Actinium Pharmaceuticals, Inc. Board of Directors?

Our Board encourages stockholders and any interested parties who are interested in communicating directly with the non-employee directors as a group to do so by writing to the non-employee directors in care of our Chairman and Chief Executive Officer. Stockholders and any interested parties can send communications by mail to:

Sandesh Seth, Chairman and Chief Executive Officer
Actinium Pharmaceuticals, Inc.
100 Park Avenue, 23rd Floor
New York, New York 10017

Correspondence received that is addressed to the non-employee directors will be reviewed by our Chairman of the Board or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our Chairman, deals with the functions of our Board or committees thereof or that our Chairman otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of our Board and request copies of any such correspondence.

WHO CAN HELP ANSWER YOUR QUESTIONS?

You may seek answers to your questions by writing, calling or emailing us at:

Steve O’Loughlin
Chief Financial Officer
Actinium Pharmaceuticals, Inc.
100 Park Avenue, 23rd Floor
New York, NY 10017
Email: soloughlin@actiniumpharma.com
Tel: 646-677-3875

CORPORATE GOVERNANCE

Board of Directors

Our Board oversees our business affairs and monitors the performance of management. In accordance with our corporate governance principles, our Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman and Chief Executive Officer, other key executives, and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Biographical information about our directors is provided in the section “Directors and Executive Officers”.

Term of Office

Our directors are divided into three classes, designated Class I, Class II and Class III. Class I consists of two directors, Class II consists of two directors, and Class III consists of two directors.

The term of each director is set forth below or until their successors are duly elected:

Director	Class	Term Expiration
David Nicholson	Class I	2026 Annual Meeting
Richard I. Steinhart	Class I	2026 Annual Meeting
Sandesh Seth	Class II	2027 Annual Meeting
Jeffrey W. Chell	Class II	2027 Annual Meeting
Ajit S. Shetty	Class III	2025 Annual Meeting
June S. Almenoff	Class III	2025 Annual Meeting

Directors elected at each annual meeting are elected for a three-year term. Notwithstanding the foregoing, each director shall serve until his or her successor is duly elected and qualified, or until his or her retirement, death, resignation or removal.

Director Independence

We use the definition of “independence” of the NYSE American stock exchange to make this determination. We are listed on the NYSE American under the symbol “ATNM”. NYSE American corporate governance rule Section 803(A)(2) provides that an “independent director” means a person other than an executive officer or employee of the company. No director qualifies as independent unless the issuer’s board of directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Under the NYSE American director independence rules, Jeffrey W. Chell, David Nicholson, Ajit S. Shetty, Richard I. Steinhart, and June S. Almenoff are independent directors of the Company.

Board Leadership Structure and Role in Risk Oversight

Our Board currently consists of six directors, and the positions of Chairman of the Board and principal executive officer are filled by Mr. Sandesh Seth, coupled with a lead independent director position to further strengthen the leadership structure. The Board acknowledges that there are different leadership structures that could allow it to effectively oversee the management of the risks relating to the Company’s operations. However, our Board believes that having Mr. Seth as the Chairman of the Board and the Chief Executive Officer provides an efficient and effective leadership model for the Company, as such structure allows our independent directors to share responsibility in leading the Board, while allowing Mr. Seth to focus primarily on managing the operations of Company.

David Nicholson has been serving as our lead independent director (the “Lead Independent Director”) since September 2017. Our Lead Independent Director chairs the executive sessions of our Board meetings; provides feedback to the Chairman and Chief Executive Officer; if appropriate, and in coordination with executive management, is available for consultation and direct communication with major stockholders; and leads the Board’s evaluation of the Chairman and Chief Executive Officer. We have a separate chair for each committee of our Board, all of whom are independent directors. The chairs of each committee report on the activities of their committees in fulfilling their responsibilities at the meetings of our Board.

Our Board is responsible for overseeing the Company’s risk management processes. The Board receives reports from management concerning the Company’s assessment of risks and considers the Company’s risk profile. The Board focuses on the most significant risks facing the Company and the Company’s general risk management strategy. In addition, as part of its oversight of our Company’s executive compensation program, the Board considers the impact of such program, and the incentives created by the compensation awards that it administers, on our Company’s risk profile. In addition, the Board, based on the Compensation Committee’s review of all of our compensation policies and procedures, considers the incentives that they create and factors that may reduce the likelihood of excessive risk taking and determines whether they present a significant risk to our Company. The Board has determined that, for all employees, our compensation programs do not encourage excessive risk and instead encourage behaviors that support sustainable value creation.

Board of Directors Meetings and Attendance

During 2024, our Board of Directors held six meetings and acted by unanimous written consent on one occasion. Each director attended at least 75% of the aggregate of the meetings of our Board and the committees of which he or she was a member during the year ended December 31, 2024. The Annual Meeting was held on November 27, 2024, and the Company was represented by our Chief Financial Officer and Vice President, Controller with our Chairman and CEO participating by phone as we do not require our directors to attend Annual Meetings.

Code of Business Conduct and Ethics

We adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees, including our principal executive officer and principal financial and accounting officer. The Code of Business Conduct and Ethics addresses, among other things, competition and fair dealing, conflicts of interest, protection and proper use of Company assets, government relations, compliance with laws, rules and regulations and the process for reporting violations of the Code of Business Conduct and Ethics, employee misconduct, improper conflicts of interest or other violations. A copy of the Code of Business Conduct and Ethics is available on the Investor section of our website at www.actiniumpharma.com. We will post on our website any amendment to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers.

Under our Code of Business Conduct and Ethics, no director, officer or other employee, agent or contractor of the Company may, directly or indirectly, sell any equity security, including derivatives, of the Company (1) if he or she does not own the security sold, or (2) if he or she owns the security, does not deliver it against such sale (a “short sale against the box”) within twenty days thereafter, or does not within five days after such sale deposit it in the mails or other usual channels of transportation. No director, officer or other employee, agent or contractor of the Company may engage in short sales, which are defined as any transactions whereby one may benefit from a decline in the Company’s stock price. Our directors, officers and employees are also prohibited from trading in our securities during certain designated blackout periods and otherwise while they are aware of material non-public information.

Anti-Hedging and Anti-Pledging Policies

The Company has policies regarding the ability of officers or directors to engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s common stock (including prepaid variable forward contracts, short sales, equity swaps, puts, collars, exchange funds, or similar transactions).

Complaints Regarding Accounting Matters

The Audit Committee has established procedures for:

•        the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; and

•        the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters.

Communications with Directors

The Board has approved procedures for stockholders to send communications to individual directors or the non-employee directors as a group. Written correspondence should be addressed to the director or directors in care of Sandesh Seth, Chairman and Chief Executive Officer of Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, NY 10017. Correspondence received that is addressed to the non-employee directors will be reviewed by our Chairman and Chief Executive Officer or his designee, who will regularly forward to the non-employee directors a summary of all such correspondence and copies of all correspondence that, deals with the functions of our Board or committees thereof or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by us that is addressed to the non-employee members of our Board and request copies of any such correspondence. You may also contact individual directors by calling our principal executive offices at (646) 677-3875.

Legal Proceedings

From time to time, we may become involved in various lawsuits and legal proceedings, which arise in the ordinary course of business. Litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm business.

On March 27, 2025, a putative class action complaint (the “Securities Complaint”) was filed by alleged stockholder Nitin Kohil against the Company and executives Sandesh Seth, Avinash Desai, Madhuri Vusirikala, and Sergio Giralt (the “Defendants”), styled Kohil v. Actinium Pharmaceuticals, Inc., et al., Case No. 1:25-cv-02553 in the United States District Court for the Southern District of New York. The Securities Complaint alleges that the Defendants made material misrepresentations and omissions concerning the Iomab-B Phase 3 Sierra Trial and the plaintiff asserts claims against all Defendants pursuant to section 10(b) of the Securities Exchange Act (the “Exchange Act”) and Rule 10b-5 promulgated thereunder, as well as additional claims against the individual Defendants pursuant to Section 20(a) of the Exchange Act. The Complaint purports to assert class action claims on behalf of all persons and entities that purchased or otherwise acquired Actinium securities between October 31, 2022 and August 2, 2024. Plaintiff seeks unspecified damages. On June 24, 2025, the court in the securities action appointed lead plaintiffs who intend to file an amended Securities Complaint on or before August 25, 2025. The Defendants have not yet responded to the Securities Complaint.

On May 5, 2025, a derivative shareholder complaint (the “Georges Complaint”) was filed against the Company and certain of the Company’s directors and officers alleging derivative liability for the allegations made in the Securities Complaint. On May 13, 2025, a second derivative shareholder complaint (the “Robinson Complaint” and, together with the Georges Complaint, the “Derivative Complaints”) was filed against the Company and certain of the Company’s directors also alleging derivative liability for the allegations made in the Securities Complaint. On June 24, 2025, the Court consolidated the Derivative Complaints (the “Derivative Action”). On July 29, 2025, the parties to the Derivative Action filed a stipulation with the Court to stay the Derivative Action pending resolution of any motion to dismiss the Securities Complaint. The Court has not yet entered that stipulation.

The Company and other Defendants intend to defend vigorously against such claims, however, there can be no assurances as to the outcome.

BOARD COMMITTEES

Committees of the Board of Directors

Our Board has formed three standing committees: Audit, Compensation and Nominating and Corporate Governance. Actions taken by our committees are reported to the full Board. Each of our committees has a charter and each charter is posted on our website at www.actiniumpharma.com.

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Richard I. Steinhart*	David Nicholson*	Ajit S. Shetty*
Jeffrey W. Chell	Jeffrey W. Chell	June S. Almenoff
Ajit S. Shetty	Ajit S. Shetty	Richard I. Steinhart

____________

*        Indicates committee chair

Audit Committee

Our Audit Committee, which currently consists of three independent directors, provides assistance to our Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, financial reporting, internal control and compliance functions of the Company. The Board has determined that Mr. Steinhart is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Our Audit Committee employs an independent registered public accounting firm to audit the financial statements of the Company and perform other assigned duties. Further, our Audit Committee provides general oversight with respect to the accounting principles employed in financial reporting and the adequacy of our internal controls. In discharging its responsibilities, our Audit Committee may rely on the reports, findings and representations of the Company’s auditors, legal counsel, and responsible officers. Our Board has determined that all members of the Audit Committee are financially literate within the meaning of SEC rules and under the current listing standards of the NYSE American. The Audit Committee met four times during 2024. Each member of the Audit Committee was present at all of the Audit Committee meetings held during 2024.

Compensation Committee

Our Compensation Committee, which currently consists of three directors, establishes executive compensation policies consistent with the Company’s objectives and stockholder interests. The Compensation Committee met one time during 2024. Each member of the Compensation Committee was present at all committee meetings held in 2024. Our Compensation Committee also reviews the performance of our executive officers and establishes, adjusts and awards compensation, including incentive-based compensation, as more fully discussed below. In addition, our Compensation Committee generally is responsible for:

•        establishing and periodically reviewing our compensation philosophy and the adequacy of compensation plans and programs for our directors, executive officers and other employees;

•        overseeing our compensation plans, including the establishment of performance goals under the Company’s incentive compensation arrangements and the review of performance against those goals in determining incentive award payouts;

•        overseeing our executive employment contracts, severance, change in control arrangements and/or similar plans;

•        acting as administrator of any company stock option plans; and

•        overseeing outside compensation consultants when engaged.

Our Compensation Committee periodically reviews the compensation paid to our non-employee directors and the principles upon which their compensation is determined. The Compensation Committee also periodically reports to the Board on how our non-employee director compensation practices compare with those of other similarly situated public corporations and, if the Compensation Committee deems it appropriate, recommends changes to our director compensation practices to our Board for approval.

Outside consulting firms retained by our compensation committee and management also will, if requested, provide assistance to the Compensation Committee in making its compensation-related decisions. The Compensation Committee paid consultant fees to StreeterWyatt of $35,000 during the year ended December 31, 2024. StreeterWyatt was instructed to provide support and analyses to the compensation committee and their services included development of a peer group regarding executive and director compensation.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee, which currently consists of three directors, is charged with the responsibility of reviewing our corporate governance policies and proposing potential director nominees to the Board for consideration. Our Board has determined that each member of our Nominating and Corporate Governance Committee qualifies, and David Nicholson, a former member of the Nominating and Corporate Governance Committee, when he served on the Nominating and Corporate Governance Committee, qualified as an “independent” member of the Board as defined by the rules and regulations of the SEC and the NYSE American. The Nominating and Corporate Governance Committee met twice during 2024. Each member of the Nominating and Corporate Governance Committee was present at all committee meetings held in 2024.

Our Nominating and Corporate Governance Committee’s primary responsibilities and obligations include, among other things:

•        overseeing the administration of our Code of Business Ethics and Conduct and related policies;

•        leading the search for and recommending individuals qualified to become members of the Board, and selecting director nominees to be presented for election by the stockholders at each annual meeting;

•        assessing the diversity of the Board and recommending any changes to the Board’s composition;

•        ensuring, in cooperation with the Compensation Committee, that no agreements or arrangements are made with directors or relatives of directors for providing professional or consulting services to us or our affiliate or individual officer or one of their affiliated, without appropriate review and evaluation for conflicts of interest;

•        assessing the independence of directors annually and report to the Board;

•        recommending to the Board for its approval, the leadership structure of the Board, including whether the Board should have an executive or non-executive Chairman, whether the roles of Chairman and Chief Executive Officer should be combined, and whether a Lead Director of the Board should be appointed; provided that such structure shall be subject to the bylaws of the Company then in effect;

•        ensuring that Board members do not serve on more than six other for-profit public company boards that have a class of securities registered under the Exchange Act in addition to the Board;

•        reviewing the Board’s committee structure and to recommend to the Board for its approval directors to serve as members of each committee as well as recommendations for committee chairs;

•        reviewing and recommending changes to procedures whereby stockholders may communicate with the Board;

•        reviewing recommendations received from stockholders for persons to be considered for nomination to the Board;

•        monitoring compliance with our corporate governance guidelines;

•        developing and implementing an annual self-evaluation of the Board, both individually and as a Board, and of its committees;

Our Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders. The Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board and members of senior management. When evaluating a candidate to serve on our Board, the members of our Nominating and Corporate Governance Committee consider items such as experience in the biotechnology sector, experience with public companies, executive managerial experience, operations and commercial experience, fundraising experience and contacts in the investment banking industry, personal and skill set compatibility with current Board members, industry reputation, knowledge of our company generally, and independence.

Our Amended and Restated Bylaws, as amended (the “Bylaws”) contains provisions that address the process by which a stockholder may nominate an individual to stand for election to the Board at our annual meetings. To recommend a nominee for election to the Board, a stockholder must submit his or her recommendation to our Secretary at our corporate offices at 100 Park Avenue, 23rd Floor, New York, New York 10017. Such nomination must satisfy the notice, information and consent requirements set forth in our Bylaws and must be received by us prior to the date set forth under “Submission of Future Stockholder Proposals” below. A stockholder’s recommendation must be accompanied by the information with respect to stockholder nominees as specified in our Bylaws, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made.

Our approach toward Board diversity takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities, customer relationships and appropriate perspectives on environmental, social and governance matters. The Board recognizes the importance of diversity and the value it can bring to the Board’s overall advice and oversight. In 2023, the Nominating and Corporate Governance Committee together with the Chairman and CEO, formally undertook a process, including engaging with executive search firms and Actinium’s internal human resources department, to identify and evaluate qualified candidates to address the Board’s diversity and composition The Nominating and Corporate Governance met one time in 2024 to review the Board’s composition and diversity. Our entire Board was involved in the process to evaluate new potential directors, which included reference checks and in-person meetings. In October 2024, we increased our Board to six members and effective November 2024, added Dr. June Almenoff as a Class III Director who also serves on our Nominating and Corporate Governance Committee. Generally, we strive to assemble and maintain a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we also consider candidates with appropriate non-business backgrounds.

DIRECTOR COMPENSATION

The following table sets forth the compensation of our non-employee directors for 2024:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)(2)		All Other Compensation	Total
June S. Almenoff(3)	$8,333	—	$65,611	(2)	—	$73,944
Jeffrey W. Chell	$62,500	—	$—		—	$62,500
David Nicholson	$70,000	—	$—		—	$70,000
Ajit S. Shetty	$72,500	—	$—		—	$72,500
Richard Steinhart	$70,000	—	$—		—	$70,000

____________

(1)      The dollar amounts in this column represent the aggregate grant date fair value of all option awards granted during the indicated year. These amounts have been calculated in accordance with Financial Accounting Standard Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 718, using the Black-Scholes option-pricing model. For a discussion of valuation assumptions, see Note 7 to our financial statements in the Annual Report. These amounts do not necessarily correspond to the actual value that may be recognized from the option awards by the Directors.

(2)      At December 31, 2024, the aggregate number of option awards outstanding for each director was as follows: (i) for Dr. Almenoff, 50,000 (ii) for Dr. Chell, 182,484, (iii) for Dr. Nicholson, 185,817, (iv) for Dr. Shetty, 182,484 and for Mr. Steinhart, 185,817. On March 31, 2025, our Board of Directors approved the cancellation of certain stock options to purchase 4.9 million shares of common stock held by certain current employees and directors that were initially granted under the Company’s Amended and Restated 2013 Stock Plan and 2019 Amended and Restated Stock Plan. Such cancellation was subject to the consent of the applicable holder of the stock options. All of our directors consented to the cancellation of their stock options, and as such, our directors hold no stock options as of November 1, 2025.

(3)      Dr. Almenoff was appointed as a director, effective November 1, 2024.

In 2023, our non-employee directors were paid an annual fee of $40,000. In 2024, our non-employee directors were paid an annual fee of $45,000. Dr. Nicholson as Lead Director receives an additional annual fee of $10,000. Board committee members receive the following compensation:

	2023		2024
Board Committee	Chairman	Member	Chairman	Member
Audit	$20,000	$6,000	$20,000	$10,000
Compensation	$10,000	$5,000	$15,000	$7,500
Nominating and Corporate Governance	$7,500	$3,000	$10,000	$6,000

AUDIT COMMITTEE REPORT

Report of the Audit Committee of the Board of Directors

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to our corporate accounting and reporting practices toward assurance of the quality and integrity of our consolidated financial statements. The purpose of the Audit Committee is to serve as an independent and objective party to monitor our financial reporting process and internal control system; oversee, review and appraise the audit activities of our independent registered public accounting firm and internal auditing function, maintain complete, objective and open communication between the Board, the independent accountants, financial management and the internal audit function.

Our independent registered public accounting firm reports directly to the Audit Committee, and the Audit Committee is solely responsible to appoint or replace our independent registered public accounting firm and to assure its independence and to provide oversight and supervision thereof. The Audit Committee determines compensation of the independent registered public accounting firm and has established a policy for approval of non-audit related engagements awarded to the independent registered public accounting firm. Such engagements must not impair the independence of the registered public accounting firm with respect to our Company as prescribed by the Sarbanes-Oxley Act of 2002, as amended; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Audit Committee. The Audit Committee determines the extent of funding that we must provide to the Audit Committee to carry out its duties and has determined that such amounts were sufficient in 2024.

Our Audit Committee of our Board appointed Marcum as the independent registered public accounting firm to conduct the audit of our consolidated financial statements for the 2024 fiscal year and to report on our consolidated balance sheets, statements of income and other related statements. Marcum, LLP, or Marcum was our independent registered public accounting firm for the year ended December 31, 2024.

With respect to the fiscal year ended December 31, 2024, in addition to its other work, the Audit Committee:

•        Reviewed and discussed with management our audited consolidated financial statements as of December 31, 2024 and for the year then ended;

•        Discussed with Marcum the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and

•        Received the written disclosures and the letter from Marcum required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with Marcum its independence.

The Audit Committee recommended, based on the review and discussion summarized above, that the Board include the 2024 audited consolidated financial statements in the 2024 Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Based on information provided by Marcum on November 1, 2024, CBIZ CPAs P.C. (“CBIZ”) acquired the attest business of Marcum. On May 8, 2025, we dismissed Marcum as the Company’s independent registered public accounting firm as a result of such acquisition and we engaged CBIZ as our new independent registered public accounting firm for the fiscal year ending December 31, 2025.

Audit Committee of the Board of Directors of Actinium Pharmaceuticals, Inc.
Richard I. Steinhart, Chairman Jeffrey W. Chell Ajit S. Shetty

Fees and Services

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ending December 31, 2024 and 2023, respectively, by Marcum LLP (PCAOB ID Number 688).

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$180,048	$184,202
Audit-Related Fees	45,097	41,797
Tax Fees	—	—
All Other Fees	—	—
Total	$225,145	$225,999

Audit Fees.    This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years.

Audit-Related Fees.    This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Pre-Approval Policy

In 2015, the Audit Committee adopted policies and procedures for the pre-approval of audit and non-audit services performed by the independent registered public accountants. Under the policies, the Audit Committee is required to pre-approve all audit services and permitted non-audit and tax services provided by the independent registered public accountants in order to ensure that the provision of such services does not impair the registered accountants’ independence.

All of the services rendered by Marcum in 2024 were pre-approved by the Audit Committee.

DIRECTORS AND EXECUTIVE OFFICERS

Directors And Executive Officers

The names, positions and ages of our directors and executive officers as of November 4, 2025, are as follows:

Name	Age	Position
Sandesh Seth	61	Chairman and Chief Executive Officer
Steve O’Loughlin	41	Chief Financial Officer and Corporate Secretary (Principal Financial and Accounting Officer)
June S. Almenoff, M.D., Ph.D.	69	Director
Jeffrey W. Chell, M.D.	72	Director
David Nicholson, Ph.D.	71	Lead Independent Director
Ajit S. Shetty, Ph.D.	79	Director
Richard I. Steinhart	68	Director

Directors hold office for a term consistent with the classified board provisions of our Charter. For further information, see the section titled “Corporate Governance — Term of Office” above. Officers serve at the discretion of the Board.

There are no other arrangements or understanding between any of our directors and any other persons pursuant to which they were selected as a director.

Background of Executive Officers and Directors

The principal occupations for the past five years (and, in some instances, for prior years) of each of our directors and executive officers are as follows:

Sandesh Seth, Chairman and Chief Executive Officer

Mr. Sandesh Seth has been our Chief Executive Officer since June 2017. Mr. Seth has been a Director since March 2012, our Chairman of the Board since October 2013, and served as Executive Chairman from August 2014 to June 2017.

Mr. Seth has 25 plus years of experience in investment banking (Laidlaw& Co (UK) Ltd., Cowen & Co.), equity research (Bear Stearns, Commonwealth Associates) and in the pharma industry (Pfizer, Warner-Lambert, SmithKline in strategic planning, business development and R&D project management). Mr. Seth was chairman of Relmada Therapeutics Inc., a specialty pharma company focused on CNS therapeutics, which he helped co-found. Mr. Seth has an MBA in Finance from New York University; an M.S. in the Pharmaceutical Sciences from the University of Oklahoma Health Center and a B.Sc. in Chemistry from Bombay University. He has published several scientific articles and was awarded the University Regents Award for Research Excellence at the University of Oklahoma. Mr. Seth was designated as Regulatory Affairs Certified by the Regulatory Affairs Professionals Society which signifies proficiency with U.S. FDA regulations. He has several patents related to the use of radiopharmaceuticals as conditioning agents for adoptive cell therapies and as therapeutic combinations.

That Mr. Seth has served in various business executive-level positions over the course of his career, has significant investment banking experience, has developed significant management, operational and leadership skills and is well accustomed to interfacing with investors, analysts, auditors, C-level executives, and outside advisors, led us to conclude that Mr. Seth should serve as a director.

Steve O’Loughlin, Chief Financial Officer

Steve O’Loughlin has been our Chief Financial Officer since August 2020. Mr. O’Loughlin served as our Principal Financial Officer from May 2017 to August 2020. Mr. O’Loughlin joined Actinium in October 2015 as Vice President, Finance and Corporate Development, with almost a decade of life sciences industry experience gained from previous positions in investment banking and publicly traded life sciences companies. Prior to Actinium, from June 2015 to October 2015, Mr. O’Loughlin worked at J. Streicher LLC as an investment banker, from August 2012 to June 2015 Mr. O’Loughlin held the position of vice president, corporate finance and development and was a corporate officer at Protea Biosciences, Inc., a publicly traded life sciences tools company. Previously, From June 2010 to June 2012, Mr. O’Loughlin held corporate development positions with Caliber I.D., a publicly traded diagnostics company. Mr. O’Loughlin previously worked in investment banking at Jesup & Lamont where he focused on the biotechnology and life sciences industries. Mr. O’Loughlin has a B.S. in Business Administration with a concentration in finance from Ramapo College of New Jersey.

June S. Almenoff, M.D., Ph.D., Director

Dr. Almenoff has been a Director of the Company since November 2024 and is a member of our Nominating and Corporate Governance Committee. Dr. June Almenoff is an accomplished biopharma executive with 25 years of senior and C-level leadership experience. She currently serves as a Board Director and advisor to management of biopharma companies and venture capital groups. Dr. Almenoff served as President and Chief Medical Officer of Furiex Pharmaceuticals, which was acquired by Actavis plc (now AbbVie) for $1.2B. Furiex developed eluxadoline (Viberzi®), which was approved both in the United States and Europe. She also served as Chief Medical Officer of RedHill Biopharma Ltd (Nasdaq: RDHL) leading a team that was instrumental in positioning Talicia® as a first-line therapy. Earlier in her career, Dr. Almenoff was at GlaxoSmithKline (GSK) for 12 years, where she held various positions of increasing responsibility. She was a Vice President in the Clinical Safety Organization, chaired a PhRMA-FDA working group, and worked in the area of scientific licensing. Dr. Almenoff also led the development of pioneering data analytics systems, which have been widely adopted by industry and regulators to minimize clinical risk for both development and marketed drugs.

Dr. Almenoff brings expertise in translational medicine, clinical development, commercial strategy, and business development across many therapeutic areas. She has led or contributed to numerous regulatory submissions, product approvals and launches. She is an Executive Venture Partner at Alloy Therapeutics/82VS, where she co-founded a portfolio company, and serves as its Executive Board Chair. She is also a member of the investment advisory board of the Harrington Discovery Institute and a director Tenax Therapeutics (Nasdaq: TENX). She previously served as a member of the board of directors of Avalo Therapeutics (Nasdaq: AVTX); TiGenix NV (formerly Nasdaq: TIG); which was acquired by Takeda, and Brainstorm Cell Therapeutics (Nasdaq: BCLI).

Dr. Almenoff received her B.A. cum laude from Smith College and graduated with AOA honors from the M.D.-Ph.D. program at the Icahn (Mt. Sinai) School of Medicine. She completed post-graduate medical training at Stanford University Medical Center and served on the faculty of Duke University School of Medicine. She is an adjunct Professor at Duke, a Fellow of the American College of Physicians (FACP) and has authored over 70 publications.

Jeffrey W. Chell, M.D., Director

Dr. Chell has been a Director of the Company since April 2018. Dr. Chell is also a member of our Audit Committee and Compensation Committee. He has been the chief executive officer emeritus of the National Marrow Donor Program (“NMDP”) since 2017 having served as its chief executive officer since 2000. Dr. Chell has led the NMDP through transformational growth as its Be The Match Registry tripled to more than 12 million donors, the number of transplants facilitated has grown fivefold to over 6,400 annually, and revenue more than tripled to nearly $400 million per year. He is also the co-founder and has served as executive director of the Center For International Blood & Marrow Transplant Research since 2004, a leading research program in the field contributing over 70 research publications per year in peer-reviewed journals. Dr. Chell serves as the President of the Jeff Gordon Children’s Foundation, a non-profit that funds innovative research and therapy for pediatric cancer patients. He also currently serves as chair of CLR Insurance, a captive insurance company domiciled in the Cayman Islands. From 2014 to 2016, Dr. Chell served as co-chair of Bone Marrow Donors Worldwide during its IT transformation project, improving revenues and reducing costs.

Prior to joining the NMDP, he served as president, Allina Medical Clinics, a 450 physician multi-specialty medical group from 1994 to 1999. Prior to that he practiced Internal Medicine in Minneapolis and in the U.S. Air Force Medical Corps.

Dr. Chell received his M.D. from the University of Minnesota and his training in Internal Medicine at the University of Wisconsin, Madison. Dr. Chell is a diplomate of the American Board of Internal Medicine, a member of the American Society of Hematology and a member of the American Society of Blood and Marrow Transplantation.

He has received multiple honors including the 2018 Public Service award of the American Society For Blood and Marrow Transplantation, 2017 Most Admired CEO by the Minneapolis/St. Paul Business Journal, 2010 Healthcare Executive of the Year by the Minneapolis/St, Paul Business Journal, and the 2017 Bone Marrow Foundation Service Award.

That Dr. Chell brings many years of experience with patient donor programs, knowledge of challenges related to bone marrow transplants, leadership of organizations and experience working in medical groups to our Board, led us to conclude that Dr. Chell should serve as a director.

David Nicholson, Ph.D., Director

David Nicholson Ph.D., serves as our Lead Independent Director of our Board and has been a Director of the Company since 2008. Dr. Nicholson is also a member of our Compensation Committee. Since March 2015, Dr. Nicholson served as Executive Vice President and Chief R&D Officer of Allergan, which was acquired by Abbvie in May 2020. In August 2014, Dr. Nicholson joined Allergan (previously known as Actavis plc and Forest Laboratories, Inc.) as senior vice president, Actavis Global Brands R&D. From March 2012 to August 2014, Dr. Nicholson was on the executive committee of Bayer CropScience as head of research & development responsible for the integration of the company’s R&D activities into one global organization. Dr. Nicholson graduated in pharmacology, earning his B.Sc. from the University of Manchester (1975) and his Ph.D. from the University of Wales (1980). Between 1978 and 1988, Dr. Nicholson worked in the pharmaceutical industry for the British company Beecham-Wülfing in Gronau, Germany. The main emphasis of his activities as group leader in a multidisciplinary project group was the development of cardiovascular drugs.

From 1988-2007, Dr. Nicholson held various positions of increasing seniority in the UK, the Netherlands and the U.S. with Organon, a business unit of Akzo Nobel. Ultimately, he became executive vice president, research & development, and member of the Organon Executive Management Committee. He implemented change programs, leading to maximizing effectiveness in research & development, ensuring customer focus and the establishment of a competitive pipeline of innovative drugs. In 2007, Dr. Nicholson transferred to Schering-Plough, Kenilworth, New Jersey as senior vice president, responsible for Global Project Management and Drug Safety. From 2009 to December 2011, he was vice president licensing and knowledge management at Merck in Rahway, New Jersey, reporting to the president of Merck R&D. As an integration team member, Dr. Nicholson played a role in the strategic mergers of Organon BioSciences, the human and animal health business of Dutch chemical giant Akzo-Nobel, and Schering-Plough in 2007 as well as of Schering-Plough and Merck in 2009. Dr Nicholson brings a wealth of experience having previously championed the breakthrough anti-PD1 cancer drug Keytruda® (pembrolizumab) all the way from its earliest research and into development, heralding a revolution in cancer therapy.

That Dr. Nicholson brings over 40 years of pharmaceutical experience to our Board, having served in various pharmaceutical research and development executive-level positions over the course of his career, that he presently serves on the Boards of Adverum Biotechnologies, Rapalogix Health, Wild Biosciences and Volastra Therapeutics, and that Dr. Nicholson has developed significant management and leadership skills relating to the pharmaceutical industry and is well accustomed to interfacing with investors, analysts, auditors, outside advisors and governmental officials, led us to conclude that Dr. Nicholson should serve as a director.

Ajit S. Shetty, Ph.D., Director

Dr. Shetty has been a Director of the Company since March 2017. Dr. Shetty is also a member of our Audit Committee, Compensation Committee, and Chairman of our Nominating and Corporate Governance Committee. Dr. Shetty joined Janssen Pharmaceutical, Inc. (“Janssen”) in 1976 ultimately rising to the position of president in 1986 where he led the establishment of Janssen’s business in the U.S. From 1999 to 2008 he was managing director of Janssen, during this time the Janssen Group of companies’ global sales grew from $1 billion to $8 billion, and from 2004 until 2012 he was chairman of the board of directors. In Dr. Shetty’s most recent role at Johnson & Johnson he was head of Enterprise Supply Chain, where he reported to the chief executive officer and was responsible for the transformation and optimization of Johnson & Johnson’s supply chain. Dr. Shetty earned a Ph.D. in Metallurgy and B.A. Natural Sciences from Trinity College, Cambridge University and a Master of Business Administration from Carnegie Mellon University. In 2007, Dr. Shetty was bestowed the title of Baron by King Albert II of Belgium for his exceptional merits. In addition, he was elected Manager of the Year in 2004 in Flanders and received a Life-Time Achievement Award in India in 2010. In 2016, Dr. Shetty was named as chairperson of the Vlaams Instituut voor Biotechnologie (VIB), a Belgium based life sciences research institute focused on translating scientific results into pharmaceutical, agricultural and industrial applications. Dr. Shetty has served as a member of Agile Therapeutics, Inc.’s board of directors from February 2016 until May 2023. We believe Dr. Shetty’s qualifications to sit on our Board include his extensive pharmaceutical experience leading commercial and supply chain operations and his significant educational background.

That Dr. Shetty has more than 30 years of leadership and executive experience in the pharmaceutical industry, that he has significant supply chain knowledge and that he has experience conducting business in the U.S. and Europe, led us to conclude that Dr. Shetty should serve as a director.

Richard I. Steinhart, Director

Mr. Steinhart has served as our Director and Chairman of the Audit Committee since November 2013. Mr. Steinhart is also a member of our Nominating and Corporate Governance Committee. Since October 2017 Mr. Steinhart has been the senior vice president and chief financial officer of BioXcel Therapeutics, Inc. Since March 2014, Mr. Steinhart has been a member of the board of directors of Atossa Genetics, Inc. where he is chairman of the audit committee and a member of the compensation committee. From October 2015 to April 2017, Mr. Steinhart was vice president and chief financial officer at Remedy Pharmaceuticals, a privately-held, clinical stage pharmaceutical company that sold its only asset, CIRARA, to Biogen for $120M plus earn-outs. From January 2014 through September 2015 Mr. Steinhart worked as a financial and strategic consultant to the biotechnology and medical device industries. Previously, Mr. Steinhart was senior vice president, finance and chief financial officer at MELA Sciences, Inc. from April 2012 until December 2013, having previously served as vice president, finance and chief financial officer, treasurer and secretary from April 2006. From May 1992 until joining MELA Sciences, Mr. Steinhart was a managing director of Forest Street Capital/SAE Ventures, a boutique investment banking, venture capital, and management consulting firm focused on healthcare and technology companies. Prior to Forest Street Capital/SAE Ventures, he was vice president and chief financial officer of Emisphere Technologies, Inc. Mr. Steinhart’s other experience includes seven years at CW Group, Inc., a venture capital firm focused on medical technology and biopharmaceutical companies, where he was a general partner and chief financial officer. Mr. Steinhart began his career at Price Waterhouse, now known as PricewaterhouseCoopers. He holds BBA and MBA degrees from Pace University and is a Certified Public Accountant (inactive).

That Mr. Steinhart brings more than 35 years of financial experience to our Board, having served in various executive-level financial positions over the course of his career, and that Mr. Steinhart is a certified public accountant (inactive), led us to conclude that Mr. Steinhart should serve as a director and chair the Audit Committee.

EXECUTIVE COMPENSATION

The following discussion provides compensation information pursuant to SEC rules and may contain statements regarding future individual and Company performance targets and goals. These targets and goals are disclosed in the limited context of the Company’s compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution stockholders not to apply these statements to other contexts.

The following table sets forth the names and positions of our principal executive officer and our chief financial officer during the year ended December 31, 2024, (collectively our “Named Executive Officers”):

Name	Position
Sandesh Seth	Chairman and Chief Executive Officer
Steve O’Loughlin	Chief Financial Officer

Summary Compensation Table

The following table provides information regarding the compensation earned during the years ended December 31, 2024 and 2023 for our named executive officers.

Name/Position	Year	Salary	Bonus(1)	Option Awards(2)	All Other Compensation	Total
Sandesh Seth	2024	$733,200	$440,000	$—	$—	$1,173,200
Chairman and Chief Executive Officer(3)	2023	$705,000	$500,000	$3,500,000	$—	$4,705,000

Steve O’Loughlin	2024	$436,800	$145,000	$—	$—	$581,800
Chief Financial Officer	2023	$420,000	$170,000	$900,000	$—	$1,490,000

____________

(1)      The bonus disclosed in this column relates to performance in the prior year, but was determined and approved by the Board and was paid in the year disclosed.

(2)      The dollar amounts in this column represent the aggregate grant date fair value of all option awards granted during the indicated year. These amounts have been calculated in accordance with FASB ASC Topic 718, using the Black-Scholes option-pricing model. For a discussion of valuation assumptions, see Note 7 to our financial statements in the Annual Report. These amounts do not correspond to the value that may be recognized from the option awards.

Narrative Disclosure to Summary Compensation Table

Chief Executive Officer Compensation

On August 12, 2020, we and Mr. Seth entered into an employment agreement whereby Mr. Seth would serve as Chairman and Chief Executive Officer until February 24, 2024, unless terminated earlier as set forth in the employment agreement. On November 1, 2023, our board of directors approved an amendment to Mr. Seth’s employment agreement, pursuant to which the term of Mr. Seth’s employment was extended from February 21, 2024 to February 21, 2027, subject to the terms of the employment agreement.

Under the terms of the employment agreement, Mr. Seth is entitled to (i) a base salary, which will be determined by the Board and adjusted to be competitively aligned to a range between the 25th and 75th percentile of the relevant market data of chief executive officer positions of similarly situated publicly companies, (ii) a performance bonus with a target of 50% of his annual base salary as well as other multipliers as determined by the Board and (iii) options to purchase shares of common stock of the Company as the Board may grant. For 2024, Mr. Seth’s annual base salary was set at $733,200, and for 2025, his annual base salary is set at $762,320.

When and if granted, options will have an exercise price equal to the closing price of the Company’s common stock on the date of the approval, and 2% of the grant will vest each month from the grant date until fully vested, in accordance with the Company’s Amended and Restated 2019 Stock Plan. The options will expire 10 years from the grant date, subject to Mr. Seth’s continuing service with the Company. Mr. Seth also receives the standard benefits available to other similarly situated employees.

If Mr. Seth’s employment as Chief Executive Officer or Chairman is terminated due to death or disability, Mr. Seth will be entitled to earned, but unpaid, salary, benefits and the Pro-Rated Bonus (as defined below) for the year of termination. Upon termination of his employment for Cause (as defined in the employment agreement), or his resignation without Good Reason (as defined in the employment agreement), Mr. Seth will receive any accrued and unpaid base salary, the Pro-Rated Bonus and benefits through the date of termination.

If we terminate Mr. Seth’s employment without Cause, or if Mr. Seth resigns for Good Reason other than in connection with a Change in Control (as defined in the 2019 Amended and Restated Stock Plan), Mr. Seth will be entitled to (i) a single lump sum payment equal to 24 months of his compensation, (ii) continued health benefits for 24 months, (iii) immediate vesting of all outstanding equity awards granted to Mr. Seth, and (iv) a single lump sum payment equal to his annual bonus subject to the achievement of the applicable goals, pro-rated based on the number of days in the Company’s fiscal year through the date of termination (the “Pro-Rated Bonus”).

In addition, if we terminate Mr. Seth’s employment without Cause or if Mr. Seth resigns for Good Reason, or if we fail to renew his position as Chief Executive Officer and Chairman on February 24, 2027, in any case, within the 12-month period beginning on the date of a Change in Control, Mr. Seth will be entitled to (i) a single lump sum payment equal to 30 months of his compensation, (ii) continued health benefits for 30 months, (iii) immediate vesting of all outstanding equity awards granted to Mr. Seth, and (iv) a single lump sum payment equal to the Pro-Rated Bonus.

On August 17, 2022, Mr. Seth was issued 300,000 restricted stock units, or RSUs, in exchange for warrants issued to him for services provided to the Company prior to being employed by Actinium. The terms of these RSUs included that they would vest at the earliest of a change of control event, the termination of the recipient’s continuous service status for any reason other than by the Company for cause and the third anniversary of the date of the grant. The RSUs vested on August 17, 2025. Upon vesting, 120,900 restricted stock units were withheld to cover withholding taxes, resulting in 170,900 shares to be issued to Mr. Seth.

On March 31, 2025, our Board of Directors approved the cancellation of certain stock options to purchase 4.9 million shares of common stock held by certain current employees and directors that were initially granted under the Company’s Amended and Restated 2013 Stock Plan and 2019 Amended and Restated Stock Plan. Such cancellation was subject to the consent of the applicable holder of the stock options. Mr. Seth consented to the cancellation of his outstanding stock options totaling 2,385,974 shares and as such, holds no stock options as of November 1, 2025.

Chief Financial Officer/Principal Financial Officer Compensation

On August 12, 2020, we entered into an employment agreement with Mr. O’Loughlin, pursuant to which he serves as Chief Financial Officer of the Company. Under the terms of the employment agreement, Mr. O’Loughlin is entitled to (i) a base salary, which shall be determined by the Board, (ii) a performance bonus, which may be up to 30% of the annual base salary based upon the achievement of certain objectives such as the Board shall determine and (iii) options to purchase shares of common stock of the Company as the Board may grant. For 2024, Mr. O’Loughlin’s annual base salary was set at $436,800, and for 2025, his annual base salary is set at $445,536.

When and if granted, options will have an exercise price equal to the closing price of the Company’s common stock on the date of the approval, and 2% of the grant will vest each month from the grant date until fully vested, in accordance with the Company’s Amended and Restated 2019 Stock Plan. The options will expire 10 years from the grant date, subject to Mr. O’Loughlin’s continuing service with the Company. Mr. O’Loughlin also receives the standard benefits available to other similarly situated employees.

In addition, if we terminate Mr. O’Loughlin’s employment without Cause (as defined in the employment agreement) or if Mr. O’Loughlin resigns for Good Reason (as defined in the employment agreement), in either case, within the 12-month period beginning on the date of a Change in Control, Mr. O’Loughlin will be entitled to (i) a single lump sum payment equal to his annual base salary, (ii) continued health benefits for 12 months, and (iii) immediate vesting of all outstanding equity awards granted to Mr. O’Loughlin.

On March 31, 2025, our Board of Directors approved the cancellation of certain stock options to purchase 4.9 million shares of common stock held by certain current employees and directors that were initially granted under the Company’s Amended and Restated 2013 Stock Plan and 2019 Amended and Restated Stock Plan. Such cancellation was subject to the consent of the applicable holder of the stock options. Mr. O’Loughlin consented to the cancellation of his outstanding stock options totaling 703,255 shares and as such, holds no stock options as of November 1, 2025.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2024

The following table sets forth all unexercised stock options and unvested RSUs that have been awarded to our named executives by the Company that were outstanding as of December 31, 2024. As noted elsewhere in this proxy statement, on March 31, 2025, our Board of Directors approved the cancellation of certain stock options to purchase 4.9 million shares of common stock held by certain current employees and directors that were initially granted under the Company’s Amended and Restated 2013 Stock Plan and 2019 Amended and Restated Stock Plan. Such cancellation was subject to the consent of the applicable holder of the stock options. Mr. Seth and Mr. O’Loughlin consented to the cancellation of his stock options, and as such, both individuals hold no stock options as of November 1, 2025.

	Option Awards						Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) (Exercisable) (b)		Number of Securities Underlying Unexercised Options (#) (Unexercisable) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Sandesh Seth	16,666	(1)	—	—	59.70	4/15/2026	—	—	—	—
	24,998	(1)	—	—	41.70	3/14/2027	—	—	—	—
	33,333	(1)	—	—	23.487	7/13/2028	—	—	—	—
	50,000	(1)	—	—	6.96	7/12/2029	—	—	—	—
	139,062	(1)	—	—	9.55	8/12/2030	—	—	—	—
	241,941	(2)	68,241	—	6.07	9/01/2031	—	—	—	—
	479,872	(2)	347,494	—	4.96	7/01/2032	—	—	—	—
	236,248	(2)	748,119	—	5.00	12/28/2033	—	—	—	—
	—		—	—	—	—	300,000	378,000	—	—
Steve O’Loughin	1,666	(1)	—	—	59.70	4/15/2026	—	—	—	—
	3,333	(1)	—	—	41.70	3/14/2027	—	—	—	—
	8,833	(1)	—	—	23.487	7/13/2028	—	—	—	—
	13,333	(1)	—	—	6.96	7/12/2029	—	—	—	—
	59,066	(1)	—	—	9.55	8/12/2030	—	—	—	—
	83,821	(2)	23,642	—	6.07	9/01/2031	—	—	—	—
	148,734	(2)	107,704	—	4.96	7/01/2032	—	—	—	—
	60,749	(2)	192,374	—	5.00	12/28/2033	—	—	—	—

____________

(1)      Fully vested.

(2)      Pursuant to the terms of the Company’s Amended and Restated 2019 Stock Plan (“2019 Plan”), 2% of these options vest each month from the date of grant.

Securities Authorized for Issuance under Equity Compensation Plans

We currently have one equity compensation plan. The Company’s 2019 Plan has an expiration date of October 18, 2029 and the number of shares of our common stock authorized under the plan for grant to employees, directors and consultants is 9,333,333 shares.

The following table indicates shares of common stock authorized for issuance under our equity compensation plans as of December 31, 2024:

Plan category	Number of securities to be issued upon exercise of outstanding options and restricted stock units(1)	Weighted- average exercise price of outstanding options(2)	Number of securities remaining available for future issuance
Equity compensation plans approved by security holders	5,437,413	$6.48	4,322,664
Equity compensation plans not approved by security holders	—	—	—
Total	5,437,413	$6.48	4,322,664

____________

(1)      Includes shares issuable upon the conversion of outstanding restricted stock units (“RSUs”).

(2)      The Weighted Average Exercise Price column does not include an amount for outstanding RSUs.

Potential Payments Under Termination or Change in Control Arrangements

We do not currently have any change-of-control or severance agreements with any of our executive officers or directors, other than as described under the section titled “Executive Compensation” in this proxy statement. The table below sets forth potential payments payable to our executive officers in the event of a termination of employment arrangement under various circumstances. For purposes of calculating the potential payments set forth in the table below, we have assumed that the date of termination was June 30, 2025.

Name	Termination of Employment Other Than for Cause or Resignation for Good Reason (Not in Connection with a Change in Control) ($)	Termination Following a Change in Control, Without Cause or Executive Resigns with Good Reason ($)
Sandesh Seth	$1,715,220	$2,096,380
Steve O’Loughlin	—	445,536
Total Cash and Benefits	$1,715,220	$2,541,916

The term “Change in Control” has the meaning set forth in the Company’s Amended and Restated 2019 Stock Plan. The cash component of any change of control payment would be structured as a one-time cash severance payment.

Pay versus PerfORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. For the most recently completed fiscal year, the Company did not use any “financial performance measures” as defined in Item 402(v) of Regulation S-K to link compensation paid to our Named Executive Officers, or NEOs, to the Company’s performance. We are also permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for a “Company-Selected Measure” as defined in Item 402(v) of Regulation S-K. For further information regarding our compensation philosophy and how we seek to align executive compensation with the Company’s performance, refer to the section titled “Executive Compensation” above.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Summary Compensation Table Total for Non-PEO NEO(3)	Compensation Actually paid to Non-PEO NEO(4)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(5)	Net Loss(6)
2024	$1,173,200	$(4,497,044)	581,800	$(943,760)	$16.15	$(38,243,000)
2023	$4,704,999	$(1,125,153)	$1,490,000	$(312,162)	$65.13	$(48,818,000)
2022	$4,020,167	$10,641,547	$1,476,144	$3,636,837	$136.54	$(33,017,000)

____________

(1)      The dollar amounts reported are the amounts of total compensation reported for Sandesh Seth (our Chief Executive Officer and principal executive officer, or PEO) for each corresponding year in the “Total” column of the Summary Compensation Table in each applicable year. Refer to “Executive Compensation — Summary Compensation Table.”

(2)      The dollar amounts reported represent the amount of “compensation actually paid” to Mr. Seth, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Seth during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. Seth’s total compensation for each year to determine the compensation actually paid amount.

(3)      The dollar amounts reported are the amounts of total compensation reported for Steve O’Loughlin, (our Chief Financial Officer, and our only non-PEO named executive officer, or NEO), for the “Total” column of the Summary Compensation Table in each applicable year.

(4)      The dollar amounts reported represent the amount of “compensation actually paid” to Mr. O’Loughlin, our only non-PEO NEO, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. O’Loughlin during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the adjustments below were made to Mr. O’Loughlin’s total compensation for each year to determine the compensation actually paid, using the same methodology described above in Note (2).

(5)      Represents the cumulative total shareholder return, or TSR, as calculated in accordance with Item 201(e) of Regulation S-X, assuming an initial fixed investment of $100. We have never declared or paid any dividends on our common stock.

(6)      Represents the net loss as disclosed in the audited annual financial statements.

The amounts deducted or added in calculating the equity award adjustments with regard to our PEO are as follows:

		2024	2023	2022
	Total compensation as reported SCT	$1,173,200	$4,704,999	$4,020,167
Subtract	Amounts reported under Option Awards column in the SCT	$—	$(3,499,999)	$(2,875,167)
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	$—	$4,159,935	$7,049,412
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	$—	$—	$642,255

		2024	2023	2022
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(3,850,015)	$(3,863,460)	$1,191,883
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	$(1,820,228)	$(2,626,628)	$612,997
	Compensation actually paid to PEO	$(4,497,044)	$(1,125,153)	$10,641,547

In addition to the foregoing, on August 17, 2022, Mr. Seth was granted an award of 300,000 restricted stock units, or RSUs, which were granted in exchange for warrants that Mr. Seth received for services provided to the Company prior to becoming employed by Actinium. These warrants were granted on December 17, 2012 and vested and became exercisable on the 12-month anniversary of the grant date. The warrants were in the money for their entire existence since vesting. Mr. Seth was appointed Chairman of the Board in October 2013, became Executive Chairman in August 2014 and Chief Executive Officer in June 2017. Mr. Seth refrained from exercising the warrants in order to be aligned with the long-term interests of the Company and stockholders. In November 2018, the Board extended the expiration of Mr. Seth’s warrants to February 2022. In February 2022, the Company requested that Mr. Seth not exercise the warrants to maintain alignment with the long-term interests of the Company. In exchange for refraining from exercising these warrants, the Board determined to grant Mr. Seth 300,000 RSUs based on the average fair value of the warrants during their vested life based on the Black-Scholes option-pricing model to continue to align Mr. Seth with the long-term interest of the Company and stockholders. The RSU grant was detailed on Form 4 filed with the SEC on August 19, 2022. These RSUs vested on August 18, 2025 and are not included in the above table.

The amounts deducted or added in calculating the equity award adjustments with regard to our non-PEO NEO are as follows:

		2024	2023	2022
	Total compensation as reported SCT	$581,800	$1,490,000	$1,476,144
Subtract	Amounts reported under Option Awards column in the SCT	$—	$(900,000)	$(891,144)
Add	Fair value of equity awards granted in covered fiscal year and that are unvested at end of such covered fiscal year – valued at year-end	$—	$1,069,698	$2,184,936
Add	Fair value of equity awards granted in covered fiscal year that vested during such covered fiscal year – valued on date of vesting	$—	$—	$199,038
Add/(Subtract)	Change in fair value from end of prior fiscal year to end of covered fiscal year for awards made in prior fiscal years that were unvested at end of current fiscal year	$(921,271)	$(1,116,513)	$432,428
Add/(Subtract)	Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	$(604,289)	$(855,347)	$235,435
	Compensation actually paid to our non-PEO NEO	$(943,760)	$(312,162)	$3,636,837

Pay Versus Performance Narrative Disclosure

In accordance with Item 402(v) of Regulation S-K, we are providing the following description of the relationships between information presented in the Pay Versus Performance table on the compensation actually paid, or CAP, and each of net loss and TSR. We do not utilize TSR or net loss in our executive compensation program.

Compensation Actually Paid vs. Total Shareholder Return

The following graph illustrates the relationship of the CAP for our PEO and non-PEO NEO, as calculated pursuant to SEC rules, to our cumulative TSR over the four years presented in the Pay Versus Performance table.

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid
Value of Fixed $100 Investment Based on Total Shareholder Return
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
-$2,000,000
-$4,000,000
-$6,000,000
$160
$140
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
-$60
-$80
$10,641,547
$3,636,837
$136.54
$65.13
$16.15
$(1,125,153)
$(312,162)
$(4,497,044)
$(943,760)
2022
2023
2024
PEO
non-PEO NEO
TSR

Compensation Actually Paid vs. Net Loss

The following graph illustrates the relationship of the CAP for our PEO and non-PEO NEO, as calculated pursuant to SEC rules, to our net loss over the four years presented in the Pay Versus Performance table.

Compensation Actually Paid vs. Net Loss
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
$0
-$2,000,000
-$4,000,000
-$6,000,000
-$8,000,000
Compensation Actually Paid
$0
-$5,000,000
-$10,000,000
-$15,000,000
-$20,000,000
-$25,000,000
-$30,000,000
-$35,000,000
-$40,000,000
-$45,000,000
-$50,000,000
-$55,000,000
-$60,000,000
Net Loss
$10,611,547
$3,636,837
-$33,017,000
$(1,125,153)
$(312,162)
-$48,818,000
$(4,497,044)
-$38,243,000
$(943,760)
2022
2023
2024
PEO
non-PEO NEO
Net Loss

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the beneficial ownership of our common stock as of the Record Date held by (i) each person known to us to be the beneficial owner of more than five percent (5%) of any class of our voting securities; (ii) each director; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC, and generally includes voting power and/or investment power with respect to the securities held. Shares of common stock subject to options and warrants currently exercisable, or which may become exercisable within 60 days of the Record Date, are deemed outstanding and beneficially owned by the person holding such options or warrants for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, the persons or entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Unless otherwise indicated, the principal address of each of the persons below is c/o Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, NY 10017.

Named Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Ownership(a)
Name Executive Officers and Directors
Sandesh Seth	184,481	*
Steve O’Loughlin	1,183	*
June S. Almenoff, M.D., Ph.D.	0	*
Jeffrey W. Chell, M.D.	0	*
David Nicholson, Ph.D.	333	*
Ajit S. Shetty, Ph.D.	757	*
Richard I. Steinhart	316	*
All Directors and Officers as a Group (7 persons)	187,070	*

____________

*        less than 1%

(a)      Based on 31,195,891 shares of common stock outstanding as of the Record Date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with related persons are governed by our Code of Business Conduct and Ethics, which apply to all of our directors, officers and employees. This code covers a wide range of potential activities, including, among others, conflicts of interest, self-dealing and related party transactions. Waiver of the policies set forth in this code may be made only by our Board, as a whole, or the Audit Committee. Such related party transactions must be promptly disclosed as required by applicable law or regulation. Absent such a review and approval process in conformity with the applicable guidelines relating to the particular transaction under consideration, such arrangements are not permitted. All related party transactions for which disclosure is required to be provided herein were approved in accordance with our Code of Business Conduct and Ethics.

Transactions with Related Persons

Other than compensation agreements and other arrangements which are described hereunder and as required under “Director Compensation” and “Executive Compensation,” since January 1, 2022, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years and in which any director, executive officer, holder of 5% or more of any class of our capital stock, or any member of their immediate family had or will have a direct or indirect material interest.

Non-Competition Agreements

Our executive officers have signed non-competition agreements, which provide that all inventions become the immediate property of us and require invention assignments. The agreements provide that the executive officers will hold proprietary information in the strictest confidence and not use the confidential information for any purpose not expressly authorized by us.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees for the Board of Directors

The Company’s Charter established a classified Board with three classes of directors. Currently there are six directors divided into three classes designated Class I, Class II, and Class III. The term of office for each Class I director expires at the 2026 annual meeting of stockholders; the term of office for each Class II director expires at the 2027 annual meeting of stockholders; and the term of office for each Class III director expires at the Annual Meeting. Pursuant to the Charter, the directors due for election at the Annual Meeting are Dr. Ajit S. Shetty and Dr. June S. Almenoff.

At the Annual Meeting, our stockholders will consider and vote upon the re-election of each of Dr. Ajit S. Shetty and Dr. June S. Almenoff to serve as a Class III director for a term that continues pursuant to the director terms outlined below or until his or her successor is duly elected. In the event that a company nominee is unable or unwilling to serve as a director, the individual named as proxy on the proxy card will vote the shares that he represents for election of such other person or persons as the Board may recommend. The Board currently has no reason to believe that Dr. Shetty and Dr. Almenoff will be unable or unwilling to serve.

Following the Annual Meeting, the Board will consist of six directors. The term of each director is set forth below or until their successors are duly elected:

Director	Class	Term Expiration
David Nicholson	Class I	2026 Annual Meeting
Richard I. Steinhart	Class I	2026 Annual Meeting
Jeffrey W. Chell	Class II	2027 Annual Meeting
Sandesh Seth	Class II	2027 Annual Meeting
Ajit S. Shetty	Class III	2025 Annual Meeting
June S. Almenoff	Class III	2025 Annual Meeting

Directors elected at each annual meeting shall be elected for a 3-year term. There are no family relationships between any of the executive officers, directors and or persons nominated or chosen by the Company to become a director or executive officer.

Please see the biographies of Dr. Ajit S. Shetty and Dr. June S. Almenoff in this proxy statement.

Vote Required

If a quorum is present, Dr. Shetty and Dr. Almenoff will be elected by a plurality of the votes cast in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. “Plurality” means that the nominees receiving the greatest number of affirmative votes will be elected as directors, up to the number of directors to be chosen at the meeting. If you hold your shares through a broker and you do not instruct the broker on how to vote with respect to the election of Dr. Shetty or Dr. Almenoff, your broker will not have the authority to vote your shares. Withhold and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF
THE COMPANY NOMINEES DR. AJIT S. SHETTY AND DR. JUNE S. ALMENOFF

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF CBIZ CPAs P.C.

The Audit Committee has appointed CBIZ as our independent registered public accounting firm to audit the consolidated financial statements of Actinium Pharmaceuticals, Inc. and its subsidiaries for the fiscal year ending December 31, 2025. Neither representatives of CBIZ or Marcum will be present at the Annual Meeting but will have an opportunity to make a statement or to respond to appropriate questions from stockholders. Although stockholder ratification of the appointment of our independent auditor is not required by our Bylaws or otherwise, we are submitting the selection of CBIZ to our stockholders for ratification to permit stockholders to participate in this important corporate decision. If not ratified, the Audit Committee will reconsider the selection, although the Audit Committee will not be required to select a different independent auditor for our Company.

Dismissal of Previous Independent Registered Public Accounting Firm

Based on information provided by Marcum LLP (“Marcum”), on November 1, 2024, CBIZ acquired the attest business of Marcum. On May 8, 2025, the Company dismissed Marcum as the Company’s independent registered public accounting firm as a result of such acquisition.

The audit report of Marcum on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024, and 2023 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2024, and 2023 and through May 8, 2025, there were no (1) “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, or (2) “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Marcum with a copy of the foregoing disclosures and requested, in accordance with applicable practices, that Marcum furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Marcum’s letter, dated May 9, 2025, stating that it agrees with such statements, is attached as Exhibit 16.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 9, 2025.

Engagement of New Independent Registered Public Accounting Firm

On May 8, 2025, with the approval of the Company’s Audit Committee, CBIZ was engaged as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through May 8, 2025, neither the Company nor anyone on its behalf consulted with CBIZ regarding (1) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that CBIZ concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (2) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Fees and Services

The table below shows the aggregate fees billed for professional services for the audits and audit-related fees of the Company’s annual financial statements included in Form 10-K for the years ending December 31, 2024 and 2023, respectively, by Marcum LLP (PCAOB ID Number 688).

	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees	$180,048	$184,202
Audit-Related Fees	45,097	41,797
Tax Fees	—	—
All Other Fees	—	—
Total	$225,145	$225,999

Audit Fees.    This category includes the audit of our annual consolidated financial statements, reviews of our financial statements included in our Form 10-Qs and services that are normally provided by our independent registered public accounting firm in connection with its engagements for those years.

Audit-Related Fees.    This category consists of assurance and related services by our independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consents regarding equity issuances.

Vote Required

If a quorum is present, the approval of the Auditor Ratification Proposal will require the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the proposal at the Annual Meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against the Auditor Ratification Proposal. Brokers are considered “entitled to vote” because brokers have discretionary voting authority on the Auditor Ratification Proposal. Because a broker non-vote is not an “affirmative vote,” a broker non-vote will have the effect of a vote against the Auditor Ratification Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL

PROPOSAL 3

Advisory vote on the compensation of our named executive officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 requires public companies to provide stockholders with periodic advisory (non-binding) votes on executive compensation, also referred to as “say-on-pay” proposals.

Our executive compensation programs are designed to attract, motivate and retain our executive officers, who are critical to our success. Under these programs, our executive officers are rewarded for the achievement of annual, long-term and strategic goals, and corporate goals. Please read the “Executive Compensation” section beginning on page 22 for additional details about our executive compensation programs, including information about the fiscal year 2024 compensation of our CEO and Chief Financial Officer, our Named Executive Officers.

We are asking our stockholders to indicate their support for our Named Executive Officers’ compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on our Named Executive Officers’ compensation. This vote is not intended to address any specific item of compensation, but rather to address the overall compensation of our Named Executive Officers and the philosophy, policy and practices as described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the 2025 Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers for the fiscal year ended December 31, 2024, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby approved.”

Pursuant to the Exchange Act and the rules promulgated thereunder, this vote will not be binding on the Board or the Compensation Committee and may not be construed as overruling a decision by the Board or the Compensation Committee, creating or implying any change to the fiduciary duties of the Board or the Compensation Committee or any additional fiduciary duty by the Board or the Compensation Committee or restricting or limiting the ability of stockholders to make proposals for inclusion in proxy materials related to executive compensation. The Board and the Compensation Committee, however, may in their discretion take into account the outcome of the vote when considering future executive compensation arrangements. Our current policy is to hold such an advisory vote every three years, and we expect to hold another advisory vote with respect to the approval of executive compensation at the 2028 annual meeting of stockholders.

Vote Required

If a quorum is present, the approval of the advisory vote on the compensation of our named executive officers will require the affirmative vote of the holders of a majority in voting power of the shares of stock represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 3. Broker non-votes will have no effect on Proposal 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL, ON A NON-BINDING ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

ADVISORY VOTE ON THE FREQUENCY OF HOLDING FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Under Section 14A of the Exchange Act, our stockholders are also allowed to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the compensation disclosure rules of the SEC, which we refer to as an advisory vote to approve executive compensation. By voting with respect to this proposal, stockholders may indicate whether they would prefer that we conduct future advisory votes on executive compensation every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the Board of Directors believes that submitting the advisory vote to approve executive compensation every three years is appropriate for the Company and its stockholders at this time. The Board of Directors believes that an advisory vote at this frequency will provide stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period. An advisory vote that occurs every three years will also permit the Company’s stockholders to observe and evaluate the impact of any changes to its executive compensation policies and practices that have occurred since the last advisory vote to approve executive compensation. The Board of Directors is therefore recommending that stockholders vote for holding the advisory vote to approve executive compensation every three years.

The Company recognizes that stockholders may have different views as to the best approach for the Company, and therefore we look forward to hearing from our stockholders as to their preference on the frequency of advisory votes to approve executive compensation.

Effects of Advisory Vote

This vote is advisory and not binding on the Company, the Compensation Committee or our Board of Directors in any way. The Compensation Committee and the Board of Directors will take into account the outcome of the vote, however, when considering the frequency of future advisory votes to approve executive compensation. The Compensation Committee and the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote to approve executive compensation more or less frequently than the frequency selected by our stockholders.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every one, two or three years, or abstaining) and, therefore, stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

Vote Required

If a quorum is present, the approval of the advisory vote on the frequency of holding a vote on the compensation of our named executive officers will require the affirmative vote of the holders of a majority in voting power of the shares of stock represented in person or by proxy and entitled to vote on the proposal at the Annual Meeting. An abstention is not an “affirmative vote,” but an abstaining stockholder is considered “entitled to vote” at the Annual Meeting. Accordingly, an abstention will have the effect of a vote against Proposal 4. Broker non-votes will have no effect on Proposal 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE OF “THREE YEARS” AS THE FREQUENCY FOR FUTURE ADVISORY VOTES TO

APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

As of the date hereof, there are no other matters that we intend to present, or have reason to believe others will present, at the Annual Meeting. If, however, other matters properly come before the Annual Meeting, the accompanying proxy authorizes the person named as proxy or his substitute to vote on such matters as he determines appropriate.

HOUSEHOLDING OF PROXY MATERIALS

SEC rules concerning the delivery of annual disclosure documents allow us or your broker to send a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps us to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single set of proxy materials this year, but you would prefer to receive your own copy, please contact Alliance Advisors, by calling their toll-free number, 1-877-777-2857.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, follow the instructions described below. Conversely, if you share an address with another holder of our common stock and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•        If your shares are registered in your own name, please contact Alliance Advisors, and inform them of your request by calling them at 1-877-777-2857 or writing them at 200 Broadacres Drive, 3rd Fl., Bloomfield, NJ 07003

•        If a broker, bank or other nominee holds your shares, please contact the broker, bank or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the cost of producing and mailing these documents by:

•        following the instructions provided when you submit a proxy to vote over the Internet; or

•        going to www.AALvote.com/atnm and following the instructions provided.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a stockholder who intends to present a proposal at our next annual meeting of stockholders (the “2026 Annual Meeting”) and who wishes the proposal to be included in the proxy statement and form of proxy for that meeting must submit the proposal in writing no later than July 8, 2026, or not less than 120 calendar days before the one-year anniversary date on which this proxy statement is released to stockholders (unless the date of the 2026 Annual Meeting is not scheduled to be held between October 27, 2026 and December 26, 2026, in which case the deadline will be a reasonable time before the company begins to print and send its proxy materials for the 2026 Annual Meeting), after which date such stockholder proposal will be considered untimely. Such proposal must be submitted on or before the close of business to our corporate offices at 100 Park Avenue, 23rd Floor, New York, New York 10017, Attn: Secretary.

Stockholders wishing to nominate a director or submit proposals to be presented directly at the 2026 Annual Meeting instead of by inclusion in next year’s proxy statement must follow the submission criteria and deadlines set forth in our Bylaws concerning stockholder nominations and proposals. Stockholder nominations for director and other proposals that are not to be included in such materials must be received by our Secretary in writing at our corporate offices at 100 Park Avenue, 23rd Floor, New York, New York 10017, Attn: Secretary no later than July 29, 2026 and no earlier than June 29, 2026; provided, however, if and only if the 2026 Annual Meeting is not scheduled to be held between October 27, 2026 and February 4, 2027, to be timely, notice must be received not later than the later of the close of business on the one hundred twentieth (120th) day prior to the 2026 Annual Meeting and the tenth (10th) day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by the Company, and not earlier than the close of business on the one hundred fiftieth (150th) day prior to the 2026 Annual Meeting. Any such stockholder proposals or nominations for director must also satisfy the requirements set forth in our Bylaws. To be eligible for inclusion in our proxy materials, stockholder proposals must also comply with the requirements of Rule 14a-8. Stockholders are also advised to review our Bylaws, which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals and director nominations. A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice provisions in the Bylaws, subject to applicable rules of the SEC.

For the 2026 Annual Meeting, we will be required pursuant to Rule 14a-19 under the Exchange Act to include on our proxy card all nominees for director for whom we have received notice under the rule, which must be received no later than 60 calendar days prior to the anniversary of the Annual Meeting. For any such director nominee to be included on our proxy card for next year’s annual meeting, notice must be received no later than September 27, 2026. Please note that the notice requirement under Rule 14a-19 is in addition to the applicable notice requirements under the advance notice provisions of our Bylaws described above.

A copy of our 2024 Annual Report is available to any person, including any beneficial owner of our shares, to whom this proxy statement is delivered upon oral or written request, without charge (except for exhibits, which are available upon payment of an appropriate processing fee). Requests for such documents should be directed to Chief Financial Officer, Actinium Pharmaceuticals, Inc., 100 Park Avenue, 23rd Floor, New York, NY 10017, (646) 677-3875. Please note that additional information can be obtained from our website at www.actiniumpharma.com.

ACTINIUM PHARMACEUTICALS, INC. Vote Your Proxy on the Internet: Go to www.AALvote.com/atnm Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. Scan QR Code for Digital Voting CONTROL NUMBER PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. As a stockholder of ACTINIUM PHARMACEUTICALS, INC., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm, Eastern Time, on November 25, 2025. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ACTINIUM PHARMACEUTICALS, INC. ANNUAL MEETING OF STOCKHOLDERS NOVEMBER 26, 2025 AT 9:30 A.M. EST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ACTINIUM PHARMACEUTICALS, INC. The undersigned hereby appoints Sandesh Seth (the “Proxy”), with power of substitution, to vote on the following matters, which may properly come before the Annual Meeting of Stockholders of Actinium Pharmaceuticals, Inc. (the “Company”) to be held on Wednesday, November 26, 2025 at 9:30 a.m. EST at The Garden City Hotel, 45 Seventh Street, Garden City, NY 11530, and at any adjournment or postponement thereof. The Proxy shall cast votes according to the number of shares of common stock, par value $0.001 per share, of the Company that the undersigned may be entitled to vote with respect to the matters set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at the Annual Meeting and hereby ratifies and confirms all that said Proxy may lawfully do by virtue hereof and thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. CONTROL NUMBER Please check here if you plan to attend the Annual Meeting. Address change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on November 26, 2025: The Notice and Proxy Statement and Annual Report are available at: https://web.viewproxy.com/actiniumpharma/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR each of the nominees listed in Proposal No. 1 and FOR Proposal No. 2, Proposal No. 3 and “EVERY THREE YEARS” for Proposal No. 4. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3 AND “EVERY THREE YEARS” FOR PROPOSAL NO. 4. Proposal 1: To elect each of Ajit Shetty and June S. Almenoff as a Class III director to serve for a three-year term that expires at the 2028 Annual Meeting of Stockholders, or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Please mark your votes like this NOMINEES: FOR WITHHOLD 01) Ajit Shetty 02) June S. Almenoff Proposal 2: To ratify the appointment of CBIZ CPAs P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN Proposal 3: To approve, on a non-binding advisory basis, the compensation of our named executive officers; FOR AGAINST ABSTAIN Proposal 4: To approve, on a non-binding advisory basis, the frequency of holding future advisory votes on the compensation of our named executive officers. 1 YEAR 2 YEARS 3 YEARS ABSTAIN Note: Such other business as may arise and that may properly be conducted at the Annual Meeting